Exhibit 99(a)

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

Rights Exercise Form

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
SOLUTIA INC., et al.,	:	Case No. 03-17949
	:	(PCB)
Debtors.	:
	:	(Jointly Administered)
x

INSTRUCTIONS TO RIGHTS EXERCISE FORM
IN CONNECTION WITH SOLUTIA’S FIFTH AMENDED JOINT PLAN
OF REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

EXPIRATION DATE

The Expiration Date for Exercise of Rights is 5:00 p.m. Eastern Time
on November 30, 2007 (the “Expiration Date”).
Please leave sufficient time for your Rights Exercise Form
to reach your Nominee and be processed.

To Holders of Noteholder Claims (2027 Notes):

On October 19, 2007, Solutia Inc., together with its direct and indirect subsidiaries and its affiliates Solutia Business Enterprises Inc., Solutia Systems, Inc., Solutia Overseas, Inc., CPFilms Inc., Solutia Management Company, Inc., Monchem International, Inc., Axio Research Corporation, Solutia Investments, LLC, Beamer Road Management Company, Monchem, Inc., Solutia Inter-America, Inc., Solutia International Holding, LLC, Solutia Taiwan, Inc. and Solutia Greater China, Inc., as debtors and debtors in possession (collectively, “Solutia”), filed Solutia’s Fifth Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Amended Plan”) and the accompanying Disclosure Statement for Solutia’s Fifth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”). Pursuant to the Amended Plan, each holder of a General Unsecured Claim or a Noteholder Claim has the right to subscribe for New Common Stock based on such holder’s Rights Participation Claim Amount (as described in Item 2 of the Rights Exercise Form). For a complete description of the Rights Offering see the accompanying Rights Offering Procedures (the “Rights Offering Procedures”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Offering Procedures.

You have received the attached Rights Exercise Form because you are a holder of Solutia’s 7.375% Debentures due 2027 (the “2027 Notes”) held for your account. Please utilize the attached Rights Exercise Form to execute your election. In order to elect to participate in the Rights Offering, you must complete and return the attached Rights Exercise Form to your bank, broker or other nominee (each of the

REF-A	7.375% Debentures due October 15, 2027 CUSIP 834376 AB 1

foregoing, a “Nominee”)1 (or otherwise follow the instructions of your Nominee) with sufficient time for your instructions to be processed and delivered by your nominee to Financial Balloting Group LLC (the “Subscription Agent”) on or before the Expiration Date set forth above. Your Rights Exercise Form will be processed by your Nominee in accordance with its established procedures.

Questions.  If you have any questions about this Rights Exercise Form or the exercise procedures described herein, please contact the Subscription Agent at (800)-809-3247.

Your Nominee must process any subscription to be made on your behalf by the Expiration Date or the exercise shall be void and your Rights will terminate and be cancelled.

To purchase New Common Stock pursuant to the Rights Offering:

1. Insert the principal amount of Solutia’s 2027 Notes you hold in Item 1. If you have any questions about the amount of 2027 Notes held by you, please contact your Nominee.

2. Complete the calculation in Item 2a.

3. Complete Item 2b, indicating the whole number of Initial Rights which you wish to exercise.

4. Complete Item 2c, indicating a whole number of Additional Rights which you wish to exercise, if any.

5. Please Note that your election to exercise Rights will not be binding upon you unless and until your payment of the Exercise Price is received by the Subscription Agent.

6. Read and Complete the certification in Item 3.

7. Return the Rights Exercise Form in the pre-addressed envelope to your Nominee (or otherwise follow the instructions of your Nominee) in sufficient time for your instructions to be processed and delivered by your Nominee to the Subscription Agent on or before the Expiration Date.

Before exercising any Rights you should read the Disclosure Statement, including the section entitled “Risks Related to Solutia’s Business and Industry” and the valuation of the Reorganized Debtors contained therein.

A written prospectus for the offering may be obtained from Financial Balloting Group, LLC, 757 Third Avenue, 3rd Floor, New York, NY 10017 or at www.fbgdocuments.com/soi.

1  For purposes of the Rights Offering, Wilmington Trust Company, in its capacity as Indenture Trustee, shall not constitute a Nominee and is not responsible for sending any Rights Offering information to, or collecting any Rights Offering Forms from, any Beneficial Owner or holder of the 2027 Notes.

REF-A

2

RIGHTS EXERCISE FORM FOR
RIGHTS OFFERING IN CONNECTION WITH
SOLUTIA’S FIFTH AMENDED JOINT PLAN OF
REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

EXPIRATION DATE

The Expiration Date for Exercise of Rights is 5:00 p.m. Eastern Time
on November 30, 2007.
Please leave sufficient time for your Rights Exercise Form
to reach your Nominee and be processed.

Please consult the Rights Offering Procedures for additional information with respect to this Rights Subscription Exercise Form.

Item 1. Amount of Notes.  I certify that, as of the Record Date of October 22, 2007, I held 2027 Notes in the following principal amount (upon stated maturity) (insert amount in box below) or that I am the authorized signatory of that beneficial owner. (If a Nominee holds your 2027 Notes on your behalf and you do not know the principal amount, please contact your Nominee immediately). For purposes of this Rights Exercise Form, do not adjust the principal amount for any accrued or unmatured interest or any accretion factor, as it has been taken into consideration in the calculation in item 2a below:

$

Item 2. Rights.  Pursuant to the Amended Plan and the accompanying Rights Offering Procedures, each Eligible Holder is entitled to participate in the Rights Offering based upon its “Rights Participation Claim Amount.” To subscribe, fill out Items 2a, 2b, and 2c below and read and complete Item 3 below.

2a. Calculation of Maximum Number of Initial Shares of New Common Stock.2  The Maximum Number of Initial Shares of New Common Stock for which you may subscribe is calculated as follows:

	X	0.020233095	=
(Insert Principal Amount from				(Maximum Number of Initial Shares)
Item 1 above)				Round down to Nearest Whole Number

2b. Exercise Amount.  By filling in the following blanks, you are indicating that you are interested in purchasing the number of shares of New Common Stock specified below (specify a whole number of shares of New Common Stock not greater than the figure in Item 2a), at a price of $13.33 per share, on the terms of and subject to the conditions set forth in the Rights Offering Procedures.

	X	$13.33	=	$
(Indicate number of initial shares of
New Common Stock you elect to
purchase)

2c. Additional Rights Amount.  Only if you have exercised the maximum number of Rights in 2b, by filling in the following blanks, you are indicating that you are interested in purchasing the number of additional shares of New Common Stock specified below (specify a whole number of shares of New Common Stock), at a price of $13.33 per share, on the terms of and subject to the conditions set forth in the Rights Offering Procedures. A total of 15,936,703 shares of New Common Stock are available for purchase through the exercise of the Rights, provided, however, that the number of shares available for the exercise of Rights may be increased by up to 2,812,359 shares if the Backstop Parties do not exercise the Direct Purchase Option. There is no guarantee that any Additional Rights will be available for you to exercise.

2  To be completed as of the Record Date.

REF-A

3

	X	$13.33	=	$
(Indicate number of additional
shares of New Common Stock you
elect to purchase)

A Notice will be sent to your Nominee by facsimile and/or email setting forth the Initial Rights you have elected to and are allowed to purchase, indicating the number of Additional Rights you have elected to and are allowed to exercise and setting forth the Total Exercise Price for such Rights. Payment for the underlying New Common Stock with respect to the Initial Rights and the Additional Rights will be due within ten calendar days after the date of such notice, to be made in accordance with the instructions contained therein. Any failure to timely pay for the exercise of Rights will result in a revocation and relinquishment of such Rights.

REF-A

4

Item 3. Certification.  I certify that I am the holder, or the authorized signatory of the holder, of the amount of 2027 Notes listed under Item 1 above.

Date:          , 2007

Name of Holder:
                    (Print or Type)

Social Security or Federal Tax I.D. No.:
                                       (Optional)

Signature:

Name of Person Signing:
                             (If other than holder)

Title (if corporation, partnership or LLC):

Street Address:

City, State, Zip Code:

Telephone Number:

THIS FORM SHOULD BE RETURNED ONLY TO YOUR NOMINEE.3

DO NOT RETURN TO THE SUBSCRIPTION AGENT.

3  For purposes of the Rights Offering, Wilmington Trust Company, in its capacity as Indenture Trustee, shall not constitute a Nominee and is not responsible for sending any Rights Offering information to, or collecting any Rights Offering Forms from, any Beneficial Owner or holder of the 2027/2037 Notes.

REF-A

5

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

Rights Exercise Form

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
SOLUTIA INC., et al.,	:	Case No. 03-17949
	:	(PCB)
Debtors.	:
	:	(Jointly Administered)
x

INSTRUCTIONS TO RIGHTS EXERCISE FORM
IN CONNECTION WITH SOLUTIA’S FIFTH AMENDED JOINT PLAN
OF REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

EXPIRATION DATE

The Expiration Date for Exercise of Rights is 5:00 p.m. Eastern Time
on November 30, 2007 (the “Expiration Date”).
Please leave sufficient time for your Rights Exercise Form
to reach your Nominee and be processed.

To Holders of Noteholder Claims (2037 Notes):

On October 19, 2007, Solutia Inc., together with its direct and indirect subsidiaries and its affiliates Solutia Business Enterprises Inc., Solutia Systems, Inc., Solutia Overseas, Inc., CPFilms Inc., Solutia Management Company, Inc., Monchem International, Inc., Axio Research Corporation, Solutia Investments, LLC, Beamer Road Management Company, Monchem, Inc., Solutia Inter-America, Inc., Solutia International Holding, LLC, Solutia Taiwan, Inc. and Solutia Greater China, Inc., as debtors and debtors in possession (collectively, the “Debtors”), filed Solutia’s Fifth Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Amended Plan”) and the accompanying Disclosure Statement for Solutia’s Fifth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”). Pursuant to the Amended Plan, each holder of a General Unsecured Claim or a Noteholder Claim has the right to subscribe for New Common Stock based on such holder’s Rights Participation Claim Amount (as described in Item 2 of the Rights Exercise Form). For a complete description of the Rights Offering see the accompanying Rights Offering Procedures (the “Rights Offering Procedures”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Offering Procedures.

You have received the attached Rights Exercise Form because you are a holder of Solutia’s 6.72% Debentures due 2037 (the “2037 Notes”) held for your account. Please utilize the attached Rights Exercise Form to execute your election. In order to elect to participate in the Rights Offering, you must complete and return the attached

REF-B	6.72% Debentures due October 15, 2037 CUSIP 834376 AC 9

Rights Exercise Form to your bank, broker or other nominee (each of the foregoing, a “Nominee”)4 (or otherwise follow the instructions of your Nominee) with sufficient time for your instructions to be processed and delivered by your nominee to Financial Balloting Group LLC (the “Subscription Agent”) on or before the Expiration Date set forth above. Your Rights Exercise Form will be processed by your Nominee in accordance with its established procedures.

Questions.  If you have any questions about this Rights Exercise Form or the exercise procedures described herein, please contact the Subscription Agent at (800)-809-3247.

Your Nominee must process any subscription to be made on your behalf by the Expiration Date or the exercise shall be void and your Rights will terminate and be cancelled.

To purchase New Common Stock pursuant to the Rights Offering:

1. Insert the principal amount of Solutia’s 2037 Notes you hold in Item 1. If you have any questions about the amount of 2037 Notes held by you, please contact your Nominee.

2. Complete the calculation in Item 2a.

3. Complete Item 2b, indicating the whole number of Initial Rights which you wish to exercise.

4. Complete Item 2c, indicating a whole number of Additional Rights which you wish to exercise, if any.

5. Please Note that your election to exercise Rights will not be binding upon you unless and until your payment of the Exercise Price is received by the Subscription Agent.

6. Read and Complete the certification in Item 3.

7. Return the Rights Exercise Form in the pre-addressed envelope to your Nominee (or otherwise follow the instructions of your Nominee) in sufficient time for your instructions to be processed and delivered by your Nominee to the Subscription Agent on or before the Expiration Date.

Before exercising any Rights you should read the Disclosure Statement, including the section entitled “Risks Related to Solutia’s Business and Industry” and the valuation of the Reorganized Debtors contained therein.

A written prospectus for the offering may be obtained from Financial Balloting Group, LLC, 757 Third Avenue, 3rd Floor, New York, NY 10017 or at www.fbgdocuments.com/soi.

4  For purposes of the Rights Offering, Wilmington Trust Company, in its capacity as Indenture Trustee, shall not constitute a Nominee and is not responsible for sending any Rights Offering information to, or collecting any Rights Offering Forms from, any Beneficial Owner or holder of the 2037 Notes.

REF-B

2

RIGHTS EXERCISE FORM FOR
RIGHTS OFFERING IN CONNECTION WITH
SOLUTIA’S FIFTH AMENDED JOINT PLAN OF
REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

EXPIRATION DATE

The Expiration Date for Exercise of Rights is 5:00 p.m. Eastern Time
on November 30, 2007.
Please leave sufficient time for your Rights Exercise Form
to reach your Nominee and be processed.

Please consult the Rights Offering Procedures for additional information with respect to this Rights Subscription Exercise Form.

Item 1. Amount of Notes.  I certify that, as of the Record Date of October 22, 2007, I held 2037 Notes in the following principal amount (upon stated maturity) (insert amount in box below) or that I am the authorized signatory of that beneficial owner. (If a Nominee holds your 2037 Notes on your behalf and you do not know the principal amount, please contact your Nominee immediately). For purposes of this Rights Exercise Form, do not adjust the principal amount for any accrued or unmatured interest or any accretion factor, as it has been taken into consideration in the calculation in item 2a below:

$

Item 2. Rights.  Pursuant to the Amended Plan and the accompanying Rights Offering Procedures, each Eligible Holder is entitled to participate in the Rights Offering based upon its “Rights Participation Claim Amount.” To subscribe, fill out Items 2a, 2b, and 2c below and read and complete Item 3 below.

2a. Calculation of Maximum Number of Initial Shares of New Common Stock.5  The Maximum Number of Initial Shares of New Common Stock for which you may subscribe is calculated as follows:

	X	0.020211415	=
(Insert Principal Amount from				(Maximum Number of Initial Shares)
Item 1 above)				Round down to Nearest Whole Number

2b. Exercise Amount.  By filling in the following blanks, you are indicating that you are interested in purchasing the number of shares of New Common Stock specified below (specify a whole number of shares of New Common Stock not greater than the figure in Item 2a), at a price of $13.33 per share, on the terms of and subject to the conditions set forth in the Rights Offering Procedures.

	X	$13.33	=	$
(Indicate number of initial shares of
New Common Stock you elect to
purchase)

5  To be completed as of the Record Date.

REF-B

3

2c. Additional Rights Amount.  Only if you have exercised the maximum number of Rights in 2b, by filling in the following blanks, you are indicating that you are interested in purchasing the number of additional shares of New Common Stock specified below (specify a whole number of shares of New Common Stock), at a price of $13.33 per share, on the terms of and subject to the conditions set forth in the Rights Offering Procedures. A total of 15,936,703 shares of New Common Stock are available for purchase through the exercise of the Rights, provided, however, that the number of shares available for the exercise of Rights may be increased by up to 2,812,359 shares if the Backstop Parties do not exercise the Direct Purchase Option. There is no guarantee that any Additional Rights will be available for you to exercise.

	X	$13.33	=	$
(Indicate number of additional shares
of New Common Stock you elect to
purchase)

A Notice will be sent to your Nominee by facsimile and/or email setting forth the Initial Rights you have elected to and are allowed to purchase, indicating the number of Additional Rights you have elected to and are allowed to exercise and setting forth the Total Exercise Price for such Rights. Payment for the underlying New Common Stock with respect to the Initial Rights and the Additional Rights will be due within ten calendar days after the date of such notice, to be made in accordance with the instructions contained therein. Any failure to timely pay for the exercise of Rights will result in a revocation and relinquishment of such Rights.

REF-B

4

Item 3.  Certification.  I certify that I am the holder, or the authorized signatory of the holder, of the amount of 2037 Notes listed under Item 1 above.

Date:          , 2007

Name of Holder:
(Print or Type)

Social Security or Federal Tax I.D. No.:
(Optional)

Signature:

Name of Person Signing:
(If other than holder)

Title (if corporation, partnership or LLC):

Street Address:

City, State, Zip Code:

Telephone Number:

THIS FORM SHOULD BE RETURNED ONLY TO YOUR NOMINEE.6

DO NOT RETURN TO THE SUBSCRIPTION AGENT.

6  For purposes of the Rights Offering, Wilmington Trust Company, in its capacity as Indenture Trustee, shall not constitute a Nominee and is not responsible for sending any Rights Offering information to, or collecting any Rights Offering Forms from, any Beneficial Owner or holder of the 2037 Notes.

REF-B

5

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
SOLUTIA INC., et al.,	:	Case No. 03-17949 (PCB)
:
Debtors.	:
	:	(Jointly Administered)
x

MASTER RIGHTS EXERCISE FORM IN CONNECTION WITH
THE DEBTORS’ FIFTH AMENDED JOINT PLAN OF REORGANIZATION

CLASS 12: NOTEHOLDER CLAIMS

YOUR MASTER RIGHTS EXERCISE FORM MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, BY 5:00 P.M., EASTERN TIME, ON NOVEMBER 30, 2007, THE EXPIRATION DATE FOR EXERCISE OF RIGHTS, OR THE ELECTIONS REPRESENTED BY YOUR MASTER RIGHTS EXERCISE FORM WILL NOT BE COUNTED.

Solutia Inc. (“Solutia”), a debtor and debtor in possession, together with its debtor subsidiaries (collectively, the “Debtors”), have filed the Debtors’ Fifth Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, dated October 19, 2007 (the “Amended Plan”). The Amended Plan is annexed as Exhibit A to the Debtors’ Fifth Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, dated October 19, 2007 (the “Disclosure Statement”). The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist creditors in deciding how to vote on the Amended Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Amended Plan by the Bankruptcy Court. There is also a Rights Offering being made to each “Eligible Holder,” as defined in the Amended Plan. Please see the Rights Offering Procedures, which have been distributed to Eligible Holders and are discussed in Section VIII.A.3(b) of the Disclosure Statement and Section V.H. of the Amended Plan for additional information about the Rights Offering.

The debentures consist of Solutia’s 7.375% Debentures Due October 15, 2027 (the “Notes”).

This Master Rights Exercise Form is to be used by you, as a broker, bank, or other nominee (or as their proxy holder or agent), for beneficial owners, as of October 22, 2007, to transmit the elections of such beneficial owners with regard to their interest in subscribing for Rights pursuant to the Rights Offering. Please take any action required to enable each beneficial owner to timely complete its Rights Offering form.

A written prospectus for the offering may be obtained from Financial Balloting Group, LLC, 757 Third Avenue, 3rd Floor, New York, NY 10017 or at www.fbgdocuments.com/soi.

Before you transmit such elections, please carefully review the Disclosure Statement and the Rights Offering Procedures. If you do not have a copy of the Disclosure Statement, you may obtain such copy by contacting the Debtors’ subscription agent (the “Subscription Agent”), Financial Balloting Group LLC, at 646-282-1800. THIS MASTER RIGHTS EXERCISE FORM RELATES ONLY TO YOUR CUSTOMERS’ RIGHT TO ELECTIONS FOR THE RIGHTS OFFERING ON ACCOUNT OF THE NOTES YOU HOLD FOR THEIR ACCOUNTS.

MREF-A	7.375% Debentures due October 15, 2027
CUSIP 834376 AB 1

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON AN AGENT OF ANY OF THE DEBTORS OR THE SUBSCRIPTION AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE AMENDED PLAN.

IMPORTANT

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER RIGHTS EXERCISE FORM, AND RETURN IT SO THAT IT IS RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE THE EXPIRATION DATE FOR EXERCISE OF RIGHTS BY 5:00 P.M., EASTERN TIME, ON NOVEMBER 30, 2007. IF THIS MASTER RIGHTS EXERCISE FORM IS NOT COMPLETED, SIGNED, AND RECEIVED ON OR BEFORE THE EXPIRATION DATE FOR EXERCISE OF RIGHTS, THE ELECTIONS TRANSMITTED BY THIS MASTER RIGHTS EXERCISE FORM WILL NOT BE COUNTED.

You should review the Disclosure Statement, the Amended Plan and the instructions contained herein before you elect to participate in the Rights Offering. You or the beneficial owners of the Notes for whom you are the nominee may wish to seek legal advice concerning the Rights Offering.

Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Amended Plan.

Please see the Rights Offering Procedures, which have been distributed to Eligible Holders and are discussed in Section VII.C.1 of the Disclosure Statement and Section V.H. of the Amended Plan for additional information about the Rights Offering.

Item 1. Certification of Authority to Make Elections.  The undersigned certifies that it is a broker, bank, or other nominee for the beneficial owners of the aggregate principal amount of the Notes listed in Item 2 below as of October 22, 2007, or is the registered holder of such securities; and accordingly, has full power and authority to elect to participate in the Rights Offering on behalf of the beneficial owners of the Notes listed in Item 2.

Item 2. Noteholder Claims (Class 12) Election to Participate in the Rights Offering — Number of Beneficial Owners.  The undersigned certifies that as of October 22, 2007, the following beneficial owners of the Notes, as identified by their respective customer account numbers, were beneficial owners of the Notes in the following principal amount (upon stated maturity) (insert amount in the boxes below) who wish to make the following elections with regard to the Rights Offering. For purposes of this Master Rights Exercise Form, do not adjust the principal amount for any accrued or unmatured interest or any accretion factor.

Maximum Number of
			Initial Shares of	Number of Initial	Number of
			New Common Stock	Shares of New	Additional Shares
Customer Name or	Principal Amount	X	(Round Down to	Common Stock	of New Common Stock
Account Number for	Held as of the	0.020233095	Nearest Whole	Beneficial Owner	Beneficial Owner
Each Beneficial Owner	Record Date	=	Number)	Elects to Purchase	Elects to Purchase

1.
2.
3.
4.
5.
6.
7.
8.
9.
10.

TOTALS

MREF-A

2

IF YOU ARE ACTING AS A NOMINEE FOR MORE THAN TEN BENEFICIAL OWNERS OF NOTES, PLEASE ATTACH ADDITIONAL SHEETS, AS NECESSARY.

Item 3: Certification.  By signing this Master Rights Exercise Form, the undersigned certifies that each beneficial owner of Notes listed in Item 2, above, has been provided with a copy of the Rights Offering Procedures and the Disclosure Statement, including the exhibits thereto, and certifies and acknowledges that the right to elections for the Rights Offering is subject to all the terms and conditions set forth in the Disclosure Statement and Rights Offering Procedures.

Name of Broker, Bank or other Nominee:
(Print or Type)

Participant Number:

Name of Proxy Holder or Agent for Broker,
Bank or Other Nominee (if applicable):

(Print or Type)

Social Security or Federal Tax I.D. No.:
                    (If Applicable)

Signature:

Print Name:

Title:
(If Appropriate)

Facsimile Number*:

Email Address*:

Street Address:

City, State, Zip Code:

Telephone: ( )

Date Completed:

*	TO ENSURE RECEIPT OF THE NOTICE REGARDING THE RIGHTS YOUR CLIENTS ARE ELIGIBLE TO PURCHASE, PLEASE PROVIDE YOUR FAX NUMBER AND EMAIL ADDRESS.

THIS MASTER RIGHTS EXERCISE FORM MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AT THE ADDRESS LISTED BELOW, BEFORE 5:00 P.M., EASTERN TIME, ON NOVEMBER 30, 2007, OR THE RIGHTS TRANSMITTED HEREBY WILL NOT BE COUNTED.

FINANCIAL BALLOTING GROUP LLC
757 THIRD AVENUE, 3RD FLOOR
NEW YORK, NEW YORK 10017
TELEPHONE: (646) 282-1800

MREF-A

3

PLEASE NOTE: THE SUBSCRIPTION AGENT WILL NOT ACCEPT MASTER RIGHTS EXERCISE FORMS BY FACSIMILE TRANSMISSION OR ELECTRONIC MAIL.

NOTE ABOUT PAYMENT

Following the Expiration Date, a notice will be sent to you setting forth the Initial Rights your clients have elected to and are allowed to purchase, indicating the number of Additional rights your clients have elected to and are allowed to exercise and setting forth the Total Exercise Price for such Rights. Payment for the underlying New Common Stock will be due by wire transfer within ten days after the date of such notice. Any failure to timely pay for the exercise of such Rights will result in a revocation and relinquishment of such Rights.

MREF-A

4

INSTRUCTIONS FOR COMPLETING THE MASTER RIGHTS EXERCISE FORM

EXPIRATION DATE/SUBSCRIPTION AGENT:

The Expiration Date for the Exercise of Rights is 5:00 p.m., Eastern time, on November 30, 2007. To elect to participate in the Rights Offering, you must complete, sign, and return this Master Rights Exercise Form so that it is received by the Subscription Agent at the following address no later than the Expiration Date:

Financial Balloting Group LLC
757 Third Avenue, 3rd Floor
New York, New York 10017
646-282-1800

In order to effect a subscription on behalf of any Beneficial Owner, you must take the following steps:

a. Review the certification in Item 1;

b. In Item 2 of this Master Rights Exercise Form, indicate the principal amount of Notes to participate in the Rights Offering, as transmitted to you by the beneficial owners of the Notes. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). Please include information on the principal amount held, the maximum number of Initial Shares for which the account is eligible to subscribe, the number of Initial Shares the account elects to purchase, and the number of Additional Shares the account elects to purchase.

c. Review the certification in Item 3 of the Master Rights Exercise Form;

d. In Item 3, sign and date the Master Rights Exercise Form, and provide the remaining information requested;

e. If additional space is required to respond to Item 2 on the Master Rights Exercise Form, please use additional sheets of paper containing the requested information;

f. Contact the Subscription Agent to arrange for delivery of the completed Master Rights Exercise Form to its offices; and

g. Deliver the completed, executed Master Rights Exercise Form so as to be received by the Subscription Agent before the Expiration Date. For each completed, executed Form returned to you by a beneficial owner, either forward such Form (along with your Master Rights Exercise Form) to the Subscription Agent or retain such Form in your files for one year from the Expiration Date.

h. Following the Expiration Date, a notice will be sent to you setting forth the Initial Rights your clients have elected to and are allowed to purchase, indicating the number of Additional rights your clients have elected to and are allowed to exercise and setting forth the Total Exercise Price for such Rights. Payment for the underlying New Common Stock will be due by wire transfer within [ten] days after the date of such notice. Any failure to timely pay for the exercise of such Rights will result in a revocation and relinquishment of such Rights.

PLEASE NOTE:

No Form or Master Rights Exercise Form shall constitute or be deemed to be a proof of Claim or equity interest or an assertion of a Claim or equity interest.

No fees, commissions, or other remuneration will be payable to any broker, bank, dealer, nominee, or other person for soliciting elections to participate in the Rights Offering. The Debtors will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Forms and other enclosed materials to the beneficial owners of the Notes held by you as a nominee or in a fiduciary capacity.

MREF-A

5

Please see the Rights Offering Procedures, which have been distributed to Eligible Holders and are discussed in Section VII.C.1 of the Disclosure Statement and Section V.H. of the Amended Plan for additional information about the Rights Offering.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER RIGHTS EXERCISE FORM OR THE RIGHTS OFFERING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER RIGHTS EXERCISE FORMS, RIGHTS EXERCISE FORMS, THE DISCLOSURE STATEMENT, RIGHTS OFFERING PROCEDURES, OR OTHER RELATED MATERIALS, PLEASE CALL THE SUBSCRIPTION AGENT, FINANCIAL BALLOTING GROUP LLC AT 646-282-1800.

MREF-A

6

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
SOLUTIA INC., et al.,	:	Case No. 03-17949 (PCB)
:
Debtors.	:
	:	(Jointly Administered)
x

MASTER RIGHTS EXERCISE FORM IN CONNECTION WITH
THE DEBTORS’ FIFTH AMENDED JOINT PLAN OF REORGANIZATION

CLASS 12: NOTEHOLDER CLAIMS

YOUR MASTER RIGHTS EXERCISE FORM MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, BY 5:00 P.M., EASTERN TIME, ON NOVEMBER 30, 2007, THE EXPIRATION DATE FOR EXERCISE OF RIGHTS, OR THE ELECTIONS REPRESENTED BY YOUR MASTER RIGHTS EXERCISE FORM WILL NOT BE COUNTED.

Solutia Inc. (“Solutia”), a debtor and debtor in possession, together with its debtor subsidiaries (collectively, the “Debtors”), have filed the Debtors’ Fifth Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, dated October 19, 2007 (the “Amended Plan”). The Amended Plan is annexed as Exhibit A to the Debtors’ Fifth Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code, dated October 19, 2007 (the “Disclosure Statement”). The Bankruptcy Court has approved the Disclosure Statement, which provides information to assist creditors in deciding how to vote on the Amended Plan. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Amended Plan by the Bankruptcy Court. There is also a Rights Offering being made to each “Eligible Holder,” as defined in the Amended Plan. Please see the Rights Offering Procedures, which have been distributed to Eligible Holders and are discussed in Section VIII.A.3(b) of the Disclosure Statement and Section V.H. of the Amended Plan for additional information about the Rights Offering.

The debentures consist of Solutia’s 6.72% Debentures due October 15, 2037 (the “Notes”).

This Master Rights Exercise Form is to be used by you, as a broker, bank, or other nominee (or as their proxy holder or agent), for beneficial owners, as of October 22, 2007, to transmit the elections of such beneficial owners with regard to their interest in subscribing for Rights pursuant to the Rights Offering. Please take any action required to enable each beneficial owner to timely complete its Rights Offering form.

A written prospectus for the offering may be obtained from Financial Balloting Group, LLC, 757 Third Avenue, 3rd Floor, New York, NY 10017 or at www.fbgdocuments.com/soi.

Before you transmit such elections, please carefully review the Disclosure Statement and the Rights Offering Procedures. If you do not have a copy of the Disclosure Statement, you may obtain such copy by contacting the Debtors’ subscription agent (the “Subscription Agent”), Financial Balloting Group LLC, at 646-282-1800. THIS MASTER RIGHTS EXERCISE FORM RELATES ONLY TO YOUR CUSTOMERS’ RIGHT TO ELECTIONS FOR THE RIGHTS OFFERING ON ACCOUNT OF THE NOTES YOU HOLD FOR THEIR ACCOUNTS.

MREF-B	6.72% Debentures due October 15, 2037

CUSIP 834376 AC 9

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON AN AGENT OF ANY OF THE DEBTORS OR THE SUBSCRIPTION AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE AMENDED PLAN.

IMPORTANT

PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN, AND DATE THIS MASTER RIGHTS EXERCISE FORM, AND RETURN IT SO THAT IT IS RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE THE EXPIRATION DATE FOR EXERCISE OF RIGHTS BY 5:00 P.M., EASTERN TIME, ON NOVEMBER 30, 2007. IF THIS MASTER RIGHTS EXERCISE FORM IS NOT COMPLETED, SIGNED, AND RECEIVED ON OR BEFORE THE EXPIRATION DATE FOR EXERCISE OF RIGHTS, THE ELECTIONS TRANSMITTED BY THIS MASTER RIGHTS EXERCISE FORM WILL NOT BE COUNTED.

You should review the Disclosure Statement, the Amended Plan and the instructions contained herein before you elect to participate in the Rights Offering. You or the beneficial owners of the Notes for whom you are the nominee may wish to seek legal advice concerning the Rights Offering.

Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Amended Plan.

Please see the Rights Offering Procedures, which have been distributed to Eligible Holders and are discussed in Section VII.C.1 of the Disclosure Statement and Section V.H. of the Amended Plan for additional information about the Rights Offering.

Item 1. Certification of Authority to Make Elections.  The undersigned certifies that it is a broker, bank, or other nominee for the beneficial owners of the aggregate principal amount of the Notes listed in Item 2 below as of October 22, 2007, or is the registered holder of such securities; and accordingly, has full power and authority to elect to participate in the Rights Offering on behalf of the beneficial owners of the Notes listed in Item 2.

Item 2. Noteholder Claims (Class 12) Election to Participate in the Rights Offering — Number of Beneficial Owners.  The undersigned certifies that as of October 22, 2007, the following beneficial owners of the Notes, as identified by their respective customer account numbers, were beneficial owners of the Notes in the following principal amount (upon stated maturity) (insert amount in the boxes below) who wish to make the following elections with regard to the Rights Offering. For purposes of this Master Rights Exercise Form, do not adjust the principal amount for any accrued or unmatured interest or any accretion factor.

Maximum Number of
			Initial Shares of	Number of Initial	Number of
			New Common Stock	Shares of New	Additional Shares
Customer Name or	Principal Amount		(Round Down to	Common Stock	of New Common Stock
Account Number for	Held as of the	X	Nearest Whole	Beneficial Owner	Beneficial Owner
Each Beneficial Owner	Record Date	0.020211415 =	Number)	Elects to Purchase	Elects to Purchase

1.
2.
3.
4.
5.
6.
7.
8.
9.
10

TOTALS

IF YOU ARE ACTING AS A NOMINEE FOR MORE THAN TEN BENEFICIAL OWNERS OF NOTES, PLEASE ATTACH ADDITIONAL SHEETS, AS NECESSARY.

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Item 3: Certification.  By signing this Master Rights Exercise Form, the undersigned certifies that each beneficial owner of Notes listed in Item 2, above, has been provided with a copy of the Rights Offering Procedures and the Disclosure Statement, including the exhibits thereto, and certifies and acknowledges that the right to elections for the Rights Offering is subject to all the terms and conditions set forth in the Disclosure Statement and Rights Offering Procedures.

Name of Broker, Bank or other Nominee:
(Print or Type)

Participant Number:

Name of Proxy Holder or Agent for Broker,
Bank or Other Nominee (if applicable):

(Print or Type)

Social Security or Federal Tax I.D. No.:
                    (If Applicable)

Signature:

Print Name:

Title:
(If Appropriate)

Facsimile Number*:

Email Address*:

Street Address:

City, State, Zip Code:

Telephone: ( )

Date Completed:

*	TO ENSURE RECEIPT OF THE NOTICE REGARDING THE RIGHTS YOUR CLIENTS ARE ELIGIBLE TO PURCHASE, PLEASE PROVIDE YOUR FAX NUMBER AND EMAIL ADDRESS.

THIS MASTER RIGHTS EXERCISE FORM MUST BE RECEIVED BY THE SUBSCRIPTION AGENT AT THE ADDRESS LISTED BELOW, BEFORE 5:00 P.M., EASTERN TIME, ON NOVEMBER 30, 2007, OR THE RIGHTS TRANSMITTED HEREBY WILL NOT BE COUNTED.

FINANCIAL BALLOTING GROUP LLC
757 THIRD AVENUE, 3RD FLOOR
NEW YORK, NEW YORK 10017
TELEPHONE: (646) 282-1800

PLEASE NOTE: THE SUBSCRIPTION AGENT WILL NOT ACCEPT MASTER RIGHTS EXERCISE FORMS BY FACSIMILE TRANSMISSION OR ELECTRONIC MAIL.

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NOTE ABOUT PAYMENT

Following the Expiration Date, a notice will be sent to you setting forth the Initial Rights your clients have elected to and are allowed to purchase, indicating the number of Additional rights your clients have elected to and are allowed to exercise and setting forth the Total Exercise Price for such Rights. Payment for the underlying New Common Stock will be due by wire transfer within ten days after the date of such notice. Any failure to timely pay for the exercise of such Rights will result in a revocation and relinquishment of such Rights.

MREF-B

INSTRUCTIONS FOR COMPLETING THE MASTER RIGHTS EXERCISE FORM

EXPIRATION DATE/SUBSCRIPTION AGENT:

The Expiration Date for the Exercise of Rights is 5:00 p.m., Eastern time, on November 30, 2007. To elect to participate in the Rights Offering, you must complete, sign, and return this Master Rights Exercise Form so that it is received by the Subscription Agent at the following address no later than the Expiration Date:

Financial Balloting Group LLC
757 Third Avenue, 3rd Floor
New York, New York 10017
646-282-1800

In order to effect a subscription on behalf of any Beneficial Owner, you must take the following steps:

a. Review the certification in Item 1;

b. In Item 2 of this Master Rights Exercise Form, indicate the principal amount of Notes to participate in the Rights Offering, as transmitted to you by the beneficial owners of the Notes. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner, or if no such customer account number exists, please assign a number to each account (making sure to retain a separate list of each beneficial owner and the assigned number). Please include information on the principal amount held, the maximum number of Initial Shares for which the account is eligible to subscribe, the number of Initial Shares the account elects to purchase, and the number of Additional Shares the account elects to purchase.

c. Review the certification in Item 3 of the Master Rights Exercise Form;

d. In Item 3, sign and date the Master Rights Exercise Form, and provide the remaining information requested;

e. If additional space is required to respond to Item 2 on the Master Rights Exercise Form, please use additional sheets of paper containing the requested information;

f. Contact the Subscription Agent to arrange for delivery of the completed Master Rights Exercise Form to its offices; and

g. Deliver the completed, executed Master Rights Exercise Form so as to be received by the Subscription Agent before the Expiration Date. For each completed, executed Form returned to you by a beneficial owner, either forward such Form (along with your Master Rights Exercise Form) to the Subscription Agent or retain such Form in your files for one year from the Expiration Date.

h. Following the Expiration Date, a notice will be sent to you setting forth the Initial Rights your clients have elected to and are allowed to purchase, indicating the number of Additional rights your clients have elected to and are allowed to exercise and setting forth the Total Exercise Price for such Rights. Payment for the underlying New Common Stock will be due by wire transfer within ten days after the date of such notice. Any failure to timely pay for the exercise of such Rights will result in a revocation and relinquishment of such Rights.

PLEASE NOTE:

No Form or Master Rights Exercise Form shall constitute or be deemed to be a proof of Claim or equity interest or an assertion of a Claim or equity interest.

No fees, commissions, or other remuneration will be payable to any broker, bank, dealer, nominee, or other person for soliciting elections to participate in the Rights Offering. The Debtors will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the Forms and other enclosed materials to the beneficial owners of the Notes held by you as a nominee or in a fiduciary capacity.

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Please see the Rights Offering Procedures, which have been distributed to Eligible Holders and are discussed in Section VII.C.1 of the Disclosure Statement and Section V.H. of the Amended Plan for additional information about the Rights Offering.

IF YOU HAVE ANY QUESTIONS REGARDING THIS MASTER RIGHTS EXERCISE FORM OR THE RIGHTS OFFERING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF THE MASTER RIGHTS EXERCISE FORMS, RIGHTS EXERCISE FORMS, THE DISCLOSURE STATEMENT, RIGHTS OFFERING PROCEDURES, OR OTHER RELATED MATERIALS, PLEASE CALL THE SUBSCRIPTION AGENT, FINANCIAL BALLOTING GROUP LLC AT 646-282-1800.

MREF-B

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
SOLUTIA INC., et al.,	:	Case No. 03-17949 (PCB)
:
Debtors.	:
	:	(Jointly Administered)
x

INSTRUCTIONS TO RIGHTS EXERCISE FORM
IN CONNECTION WITH SOLUTIA’S FIFTH AMENDED JOINT PLAN
OF REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

All Rights Exercise Forms must be received by the
Subscription Agent no later than
5:00 p.m. (Prevailing Eastern Time) on November
 30, 2007
(the “Expiration Date”).

To the Holders of General Unsecured Claims:

On October 19, 2007, Solutia Inc., together with its direct and indirect subsidiaries and its affiliates Solutia Business Enterprises Inc., Solutia Systems, Inc., Solutia Overseas, Inc., CPFilms Inc., Solutia Management Company, Inc., Monchem International, Inc., Axio Research Corporation, Solutia Investments, LLC, Beamer Road Management Company, Monchem, Inc., Solutia Inter-America, Inc., Solutia International Holding, LLC, Solutia Taiwan, Inc. and Solutia Greater China, Inc., as debtors and debtors in possession (collectively, “Solutia”), filed Solutia’s Fifth Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the “Amended Plan”) and the accompanying Disclosure Statement for Solutia’s Fifth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”). Pursuant to the Amended Plan, each holder of a General Unsecured Claim or Noteholder Claim has the right to subscribe for New Common Stock based on such holder’s Rights Participation Claim Amount (as described in Item 2 of the Rights Exercise Form). For a complete description of the Rights Offering see the accompanying Rights Offering Procedures (the “Rights Offering Procedures”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Rights Offering Procedures.

You have received the attached Rights Exercise Form because you have been identified as a holder of a General Unsecured Claim that is allowed for voting purposes on the amount set forth on the attached Rights Exercise Form. If you would like to participate in the Rights Offering and have not elected the Convenience Class treatment or Claims Transfer Option, please follow the instructions provided below to complete and return the attached Rights Exercise Form on or before the Expiration Date set forth above.

Questions.  If you have any questions about this Rights Exercise Form or the exercise procedures described herein, please contact the Subscription Agent - Financial Balloting Group LLC at (800)-809-3247.

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If your Rights Exercise Form is not received by the Subscription Agent by the Expiration Date, your Rights will terminate and be cancelled.

To purchase New Common Stock pursuant to the Rights Offering:

1. Review the amount in Item 1 below

2. Complete the calculation in Item 2a below.

3. Complete Item 2b, indicating the whole number of Initial Rights which you wish to exercise.

4. Complete Item 2c, indicating a whole number of Additional Rights for which you wish to subscribe.

5. Please Note that your election to exercise Rights will not be binding upon you unless and until your payment of the Total Exercise Price is received by the Subscription Agent, which payment will be requested after the Expiration Date.

6. Read and Complete the certification in Item 3 and provide your fax number and email address in the spaces provided.

7. Return the Rights Exercise Form in the pre-addressed envelope so that it is received by the Subscription Agent on or before the Expiration Date. Do not fax Rights Exercise Forms. Call the Subscription Agent, Financial Balloting Group, at (800)-809-3247, to confirm receipt of payment.

Financial Balloting Group LLC
757 Third Avenue, 3rd Floor
New York, New York 10017

Before exercising any Rights you should read the Disclosure Statement, including the section entitled, “Risks Related to Solutia’s Business and Industry” and the valuation of the Reorganized Debtors contained therein.

A written prospectus for the offering may be obtained from Financial Balloting Group, LLC, 757 Third Avenue, 3rd Floor, New York, NY 10017 or at www.fbgdocuments.com/soi.

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RIGHTS EXERCISE FORM FOR RIGHTS OFFERING
IN CONNECTION WITH SOLUTIA’S FIFTH AMENDED JOINT PLAN
OF REORGANIZATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

Please consult the Rights Offering Procedures for additional information with respect to this Rights Subscription Exercise Form.

SUBSCRIPTION EXPIRATION DATE

The Subscription Expiration Date is 5:00 p.m., Eastern Time
on November 30, 2007, unless extended by the Debtors.

Please provide your email address and fax number in Item 3 to ensure you receive any notices regarding your Rights in a timely manner.

Item 1. Rights Participation Claim Amount.  Pursuant to the Amended Plan, each holder of a General Unsecured Claim is entitled to participate in the Rights Offering to the extent of its “Rights Participation Claim Amount.” Your Rights Participation Claim Amount is the amount of your General Unsecured Claim that is allowed for voting purposes pursuant to the Disclosure Statement Order. Specifically, for purposes of this Rights Exercise Form, your Rights Participation Claim Amount is:

$          [See back page for claim amount]

Please refer to paragraph 10 of the Solicitation Procedures for instructions with regard to the procedures for challenging the allowance of your General Unsecured Claim for voting purposes and your Rights Participation Claim Amount

Item 2.

2a. Calculation of Maximum Number of Initial Shares of New Common Stock.7 The Maximum Number of initial shares of New Common Stock for which you may subscribe is calculated as follows:

	X	0.019985563	=
Rights Participation Claim Amount				(Maximum Number of Initial Shares) Round down to Nearest Whole Number

2b. Exercise Amount.  By completing the following section, you are indicating that you are interested in purchasing the number of New Common Stock specified below (specify a whole number of New Common Stock not greater than the figure in Item 2a), at a price of $13.33 per share, on the terms of and subject to the conditions set forth in the Rights Offering Procedures.

	X	$13.33	=	$
(Indicate number of initial shares of New
Common Stock you elect to purchase)

7  To be completed as of the Record Date.

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2c. Additional Rights Amount.  Only if you have exercised the maximum number of Rights in 2b, by completing the following section , you are indicating that you are interested in purchasing the number of additional shares of New Common Stock specified below, at a price of $13.33 per share, on the terms of and subject to the conditions set forth in the Rights Offering Procedures and the Amended Plan. A total of 15,936,703 shares of New Common Stock are available for purchase through the exercise of the Rights, provided, however, that the number of shares available for the exercise of Rights may be increased by up to 2,812,359 shares if the Backstop Parties do not exercise the Direct Purchase Option. There is no guarantee that any Additional Rights will be available for you to exercise.

	X	$13.33	=	$
(Indicate number of additional shares
of New Common Stock you elect to
purchase)

A notice will be sent to you setting forth the Initial Rights you have elected to and are allowed to purchase, indicating the number of Additional Rights you have elected to and are allowed to exercise and setting forth the Total Exercise Price for such Rights. Payment for the underlying New Common Stock will be due by wire transfer, certified bank check or cashier’s check within ten calendar days after the date of such notice. Any failure to timely pay for the exercise of such Rights will result in a revocation and relinquishment of such Rights.

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Item 3. Certifications.  I certify that (i) I am the holder, or the authorized signatory of the holder, of a General Unsecured Claim, and (ii) I am, or such holder is, entitled to participate in the Rights Offering to the extent of my, or such holder’s, Rights Participation Claim Amount indicated under Item 1 above. This certification is not an admission as to the ultimate allowed amount of such General Unsecured Claim.

Date:          , 2007

Name of Holder:
                    (Print or Type)

Social Security or Federal Tax I.D. No.:

Signature:

Name of Person Signing:
                             (If other than holder)

Title (if corporation, partnership or LLC):

Facsimile Number[8]:

Email Address:

Street Address:

City, State, Zip Code:

Telephone Number:

PLEASE NOTE: NO EXERCISE OF RIGHTS WILL BE VALID UNLESS A PROPERLY COMPLETED AND SIGNED RIGHTS EXERCISE FORM IS RECEIVED BY THE SUBSCRIPTION AGENT ON OR BEFORE 5:00 P.M. EASTERN TIME, ON NOVEMBER 30, 2007.

8 To ensure receipt of the notice regarding the Rights you are eligible to purchase, please provide your fax number and email address.

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